THE ADVISORS’ INNER CIRCLE FUND III

Rayliant Quantamental China Equity ETF

Rayliant Quantamental Emerging Market Equity ETF

Rayliant Quantitative Developed Market Equity ETF

(the “Funds”)

Supplement dated September 2, 2022 to:

•	the Summary Prospectuses for:
o	the Rayliant Quantamental China Equity ETF, dated January 28, 2022;
o	the Rayliant Quantamental Emerging Market Equity ETF, dated December 15, 2021; and
o	the Rayliant Quantitative Developed Market Equity ETF, dated December 15, 2021 (together, the “Summary Prospectuses”);
•	the Prospectuses for:
o	the Rayliant Quantamental China Equity ETF, dated January 28, 2022; and
o	the Rayliant Quantamental Emerging Market Equity ETF and Rayliant Quantitative Developed Market Equity ETF, dated December 15, 2021 (together, the “Prospectuses”); and
•	the Statements of Additional Information for:
o	the Rayliant Quantamental China Equity ETF, dated January 28, 2022; and
o	the Rayliant Quantamental Emerging Market Equity ETF and Rayliant Quantitative Developed Market Equity ETF, dated December 15, 2021 (together, the “SAIs”).

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectuses and SAIs, and should be read in conjunction with the Summary Prospectuses, Prospectuses and SAIs.

Vivek Viswanathan no longer serves as a portfolio manager for the Funds. Accordingly, all references to Mr. Viswanathan contained in the Summary Prospectuses, Prospectuses and SAIs are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RAY-SK-003-0100